AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON September 11, 2008
Securities Act File No. 033-38074
Investment Company Act No. 811-6260

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Post Effective Amendment No. 43
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940 ☑
Post Effective Amendment No. 41
(Check appropriate box or boxes)

QUAKER INVESTMENT TRUST
309 Technology Drive
Malvern, PA 19355
(Address of Principal Executive Offices)
Registrant’s Telephone Number; including Area Code: 1-888-220-8888
Copies of Communications to:
Jonathan Kopcsik
2600 One Commerce Square
Philadelphia, PA 19103
(Name and Address of Agent for Service of Process)
Jeffry H. King, Sr.
Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
610-455-2299
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☑	on (date) pursuant to paragraph (a)(3)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

PROSPECTUS | September 11, 2008

TACTICAL ALLOCATION FUND Quaker Small-Cap Growth Tactical Allocation Fund
As is the case with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.
Investments in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in the Fund involve investment risk, including the possible loss of principal. Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of the Fund before making an investment.

Your Guide to the Prospectus

This Prospectus is designed to help you make an informed decision about whether investing in the Quaker Small-Cap Growth Tactical Allocation Fund offered by Quaker® Investment Trust is appropriate for you. Please read it carefully before investing and keep it on file for future reference.

To make this Prospectus easy for you to read and understand, we have divided it into four sections. Each section is organized to help you quickly identify the information you are looking for.

The first section, Risk and Return Summary, describes the Fund’s investment objective, investment strategies and policies, performance of the Fund in previous years, investment risks and the likely costs of investing in the Fund. In particular, this section tells you four important things about the Fund you should know before you invest:

•	The Fund’s investment objective — what the Fund is trying to achieve.

•	The Fund’s principal investment strategies — how the Fund tries to meet its investment objective.

•	The investment selection process used by the Fund — how the Fund chooses its primary investments.

•	Risks you should be aware of — the principal risks of investing in the Fund.

The other three sections of the Prospectus — Management of the Fund, Shareholder Information and Financial Highlights — provide you with detailed information about how the Fund is managed, the services and privileges that are available to you, how shares are priced, how to buy and sell shares and other meaningful information about the Fund.

Overview

This prospectus (“Prospectus”) describes the Quaker Small-Cap Growth Tactical Allocation Fund (the “Fund”), a separate series of Quaker Investment Trust (the “Trust”), an open-end management investment company. The Fund’s assets are managed according to its own investment objectives, strategies and goals.

The Sub-Adviser Approach

The Fund has its own distinct investment objectives, strategies and risks. The Fund’s investment adviser, Quaker Funds, Inc. (the “Adviser”), is responsible for constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Fund invests within a specific segment (or portion) of the capital markets and invests in securities consistent with the Fund’s investment objectives and style. The potential risks and returns of the Fund vary with the degree to which the Fund invests in a particular market segment and/or asset class.

The Adviser oversees the Fund’s sub-adviser and recommends to the Board of Trustees its hiring, termination or replacement. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into subadvisory agreements and materially amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The SEC order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements. The manager of managers structure would not permit investment advisory fees (including subadvisory fees) to be increased without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or subadvisory agreements within 90 days of the change.

The Fund is classified as diversified for purposes of federal mutual fund regulation. The Fund also maintains its portfolio to meet the diversification requirements for mutual funds under federal tax law.

Table of Contents

I. RISK AND RETURN SUMMARY	2

Quaker Small-Cap Growth Tactical Allocation Fund	2

II. NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS	5

III. MANAGEMENT OF THE FUND	6

IV. SHAREHOLDER INFORMATION	7

Calculating Share Price	7
Fair Valuation	7
Choosing The Appropriate Share Class	8
How to Buy Shares	11
How to Sell Shares	13
How to Exchange Shares	14
Account Services	15
Dividends and Tax Matters	15
Release of Portfolio Holdings	16

V. FINANCIAL HIGHLIGHTS	18

VI. PRIVACY NOTICE	19

I. Risk and Return Summary

Quaker Small-Cap Growth Tactical Allocation Fund

Investment Objective

The Fund seeks to provide long-term growth of capital. This Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategy

The Fund normally:

•	Invests at least 80% of the Fund’s total assets in common stocks, Exchange-Traded Funds (“ETFs”), American Depository Receipts (“ADRs”) and foreign securities traded on U.S. stock exchanges, with market capitalizations within the range of companies included in the Russell 2000® Growth Index. The market capitalization of companies in the Russell 2000® Growth Index ranged from $79 million to $3.6 billion as of July 31, 2008. The capitalization range of companies in the Russell 2000® Growth Index will change with the markets. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

•	Invests in securities that include a broadly diversified number of equity securities, including U.S. securities and foreign securities traded on U.S. stock exchanges, which the Fund’s sub-adviser believes show a high probability of superior prospects for above average growth. The sub-adviser chooses these securities using a “bottom up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment. In particular, under this “bottom up” approach, the sub-adviser analyzes various factors such as capitalization/liquidity ratios, growth ratios (e.g., sales growth, earnings per share and internal profitability), momentum ratios (e.g., price, sales, earnings per share and cash flow), valuation ratios (e.g., price to sales and price to earnings) and volatility ratios.

•	Utilizes a strategy of short selling securities, including ETFs, to reduce volatility and enhance potential investment gain. The Fund limits short sales to not more than 25% of the Fund’s total assets. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

Principal Risks

You could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will fluctuate based on the prices of the securities in which the Fund invests. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity. This is especially true with respect to equity securities of U.S. and foreign small-sized companies, whose prices may fluctuate more than the prices of equity securities of larger, more established companies. Moreover, because equity securities of U.S. and foreign small- sized companies may not be traded as often as equity securities of larger, more established companies, the Fund may have difficulty selling shares of such small- and medium-sized companies.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•	Growth Risks. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

2  QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Small-Cap Stock Risks. The Fund invests in companies with small market capitalizations (generally less than $3.3 billion). Because these companies are relatively small compared to large-cap companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.

•	Short Selling Risks. The Fund engages in short selling, which involves special risks and requires special investment expertise. When the Fund engages in short selling, it may sell a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

•	Currency Exchange Rates. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

•	Foreign Risk. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. The securities markets of many foreign countries are significantly smaller than U.S. securities markets. As a result, the securities of many foreign companies may be less liquid and their prices more volatile than those of U.S. companies.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  3

I. Risk and Return Summary

PAST PERFORMANCE AND EXPENSES

Because the Fund commenced operations as of the date of this Prospectus, no performance information has been included.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the Fund. Actual or future expenses may be different.

 Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A	Class C	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	5.50%	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.00%	1.00%	1.00%

Distribution (12b-1) Fees(3)	0.25%	1.00%	NONE

Other Expenses(4)	0.49%	0.49%	0.49%

Total Fund Operating Expenses	1.74%	2.49%	1.49%

(1)	Please see “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.

(2)	Management fees include a sub-advisory fee of 0.50% paid to the Fund’s sub-adviser, Bjurman Barry & Associates.

(3)	The 12b-1 fee for Class C Shares consists of a shareholder servicing fee of 0.25% of average daily net assets and a distribution fee of 0.75% per annum of average daily net assets.

(4)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

 Expenses of Hypothetical $10,000 Investment in Quaker Small-Cap Growth Tactical Allocation Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years

Class A	$717	$1,068

Class C	$352	$776

Institutional Class	$152	$471

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years

Class A	$717	$1,068

Class C	$252	$776

Institutional Class	$152	$471

4  QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

II.	Non-Principal Investment Strategies and Risks

Strategies

In addition to the principal strategies stated above, the following are non-principal strategies you should consider.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund’s total assets will be invested in any one industry.

The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.

The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

The Fund may invest without limitation in shares of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”). The iShares Funds are registered investment companies whose shares are listed and traded at market prices on national securities exchanges, such as the American Stock Exchange and the New York Stock Exchange. These types of investment companies are commonly known as “exchange traded funds” or “ETFs.” Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. To the extent the Fund invests in iShares, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid to iShares Funds in addition to investment management fees charged by the Adviser and sub-adviser.

The Fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds.

The Fund may assume temporary defensive positions, which means that the Fund’s portfolio may contain a large percentage of cash and cash equivalents, in anticipation of, or in response to, adverse market conditions. As a result, the Fund may not achieve its investment objective.

Risks

In addition to the principal risks stated above, the following are non-principal risks you should consider.

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	iShares. The value of iShares Fund shares is subject to change as the values of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile than their underlying securities portfolios. In addition, because of iShares Funds expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

•	Securities Lending Risk. If the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

•	Temporary Defensive Position Risk. The Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where the Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Portfolio Turnover

The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund anticipates that its portfolio turnover rate will exceed 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  5

III. Management of the Fund

Investment Adviser

Quaker Funds, Inc. (the “Adviser”), 309 Technology Drive, Malvern, Pennsylvania 19355, serves as the Fund’s investment adviser. The Adviser was founded in 1989. The Adviser provides its advisory services pursuant to an investment advisory agreement with Quaker Investment Trust (the “Trust”). The Adviser is a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2008, the Adviser had approximately $1.7 billion in assets under management.

As investment adviser to the Fund, the Adviser has overall supervisory responsibility for: (i) the general management and investment of the Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of sub-advisers to manage the assets of the Fund; (iii) overseeing and monitoring the ongoing performance of the Fund’s sub-adviser, including compliance with the Fund’s investment objectives, policies and restrictions; and (iv) the implementation of procedures and policies to ensure that the Fund’s sub-adviser complies with the Fund’s investment objectives, policies and restrictions.

The Fund pays the Adviser and sub-adviser management fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The total advisory and subadvisory management fee payable as a percentage of the Fund’s average daily net assets is 1.00%.

Board of Trustees’ Approval of Investment Advisory and Sub-advisory Agreements

At a meeting held in person on February 21, 2008, the Board of Trustees, including a majority of the independent Trustees of the Board, unanimously approved the Fund’s investment subadvisory agreement with its sub-adviser, Bjurman, Barry & Associates. A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement is available in the Trust’s annual report to shareholders for the fiscal period ended June 30, 2008, which is available on the Trust’s website at www.quakerfunds.com.

Sub-Adviser and Portfolio Managers

The Adviser oversees the Fund’s sub-adviser and recommends to the Board of Trustees its hiring, termination or replacement. The Trust and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, to: (i) hire, terminate or replace the Fund’s sub-adviser; and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by shareholders.

The Adviser has entered into a separate subadvisory agreement with the Fund’s sub-adviser and compensates the sub-adviser out of the investment advisory fees it receives from the Fund. The sub-adviser has discretionary responsibility for investment of the Fund’s assets and the portfolio management of the Fund.

The sub-adviser and portfolio managers, as described below, are responsible for the day-to-day portfolio management of the Fund:

Bjurman, Barry & Associates (“Bjurman”), located at 2049 Century Park East, Suite 2505, Los Angeles, CA 90067, serves as the Fund’s sub-adviser. Bjurman, formerly George D. Bjurman and Associates, was founded in 1970. Bjurman is registered with the SEC as an investment adviser pursuant to the Advisers Act, and specializes in equity management. As of June 30, 2008, the firm had approximately $629.6 million of assets under management.

The Bjurman investment team managing the Quaker Small-Cap Growth Tactical Allocation Fund is comprised of Stephen W. Shipman, O. Thomas Barry III, G. Andrew Bjurman, Patrick Bradford and Roberto P. Wu., who are jointly and primarily responsible for the day-to-day management of the Fund.

Stephen W. Shipman, CFA — Executive Vice President and Director of Research of Bjurman. He joined Bjurman in 1997 after serving as Chief Executive Officer for Spot Magic, Incorporated. He serves as Portfolio Manager and a Principal Member of Bjurman’s Investment Policy Committee.

O. Thomas Barry III, CFA, CIC — Chief Investment Officer and Senior Executive Vice President of Bjurman. He serves as a Senior Portfolio Manager, Member of the Board of Directors, and a principal member of Bjurman’s Investment Policy Committee. Prior to joining Bjurman in 1978, he was the Senior Investment Officer and Portfolio Manager at Security National Pacific Bank.

G. Andrew Bjurman, CFA, CIC — President and Chief Executive Officer of Bjurman. He joined Bjurman at its founding in 1970 and has over 36 years of investment experience. He serves as Senior Portfolio Manager and a Principal Member of Bjurman’s Investment Policy Committee.

Patrick Bradford— Assistant Vice President of Bjurman. He joined Bjurman in 1993 and has over 14 years of investment experience. He serves as Portfolio Manager and a member of Bjurman’s Investment Policy Committee.

Roberto P. Wu, CFA — Senior Research Analyst of Bjurman. He joined Bjurman in 1997 and has over 10 years of investment experience. He serves as Portfolio Manager and member of Bjurman’s Investment Policy Committee.

More About Sub-Adviser and Portfolio Managers

The Trust’s Statement of Additional Information provides additional information about the sub-adviser and its portfolio managers’ compensation, other accounts managed by the portfolio managers and the respective portfolio managers’ ownership of securities in the Fund.

6  QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

IV.	Shareholder Information

Calculating Share Price

When you buy shares, you pay the “offering price” for the shares. The “offering price” includes any applicable sales charge, and is determined by dividing the net asset value per share (“NAV”) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell or exchange shares of the Fund, you do so at the Fund’s NAV.

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of the Fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates its NAV per share each business day at the close of trading on the New York Stock Exchange (“NYSE”), (which is generally 4:00 p.m. Eastern time). The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Fair Valuation

•	Individual Securities. The Fund expects to price most of its securities based on the current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.

The Fund has adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and have established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) a multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation. Once a fair value has been determined by the Valuation Committee, the Board of Trustees will be notified within two (2) business days by the Valuation Committee of such fair value determination. The Valuation Committee is comprised of the Fund’s Chief Compliance Officer (who is an employee of and the Chief Compliance Officer of the Adviser), the Senior Compliance Manager of the Adviser; the Portfolio Compliance Manager of the Adviser; and a Senior Officer of the Adviser. In addition, a member of the Trust’s Audit Committee is responsible for monitoring the fair valuation process.

•	Foreign Securities. The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask

FOR MORE INFORMATION PLEASE CALL 800-220-8888  7

IV.	Shareholder Information

prices. If a market quotation is not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described above.

•	Risk of Fair Value Pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund’s sale or redemption of its share at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Choosing the Appropriate Share Class

The Fund offers one or more classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in the Fund represents an interest in the same portfolio of investments in the Fund. Currently, the Fund offers Class A, Class C and Institutional Class Shares.

8  QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

Comparison of Share Classes

	Class A	Class C	Institutional Class

TERMS	Offered at NAV plus a front-end sales charge	Offered at NAV with no front-end sales charge.	Offered at NAV with no front-end sales charge.

ONGOING EXPENSES	Lower than Class C	Higher than Class A	Lower than Class A or C

APPROPRIATE FOR INVESTORS	• Who prefer a single front-end sales charge	• Who want to invest all money immediately, with no front-end sales charge	• Designed for large institutional investors

	• With a longer investment horizon	• With a shorter investment horizon

• Who qualify for reduced sales charges on larger investments

Minimum Investments for Class A and C Shares

	Minimum Investment	Minimum
Type of Account	to Open Account	Subsequent Investments

Regular	$2,000	$100

IRAs	$1,000	$100

Automatic Investment Plan Minimums

	Minimum Investment	Minimum
Type of Account	to Open Account	Subsequent Investments

Regular	$2,000	$100

IRAs	$1,000	$100

MINIMUM INVESTMENT FOR INSTITUTIONAL
CLASS SHARES IS $1 MILLION*

*The Adviser has the ability to waive the minimum investments for Institutional Class Shares at its discretion.

Reduction or Waiver of Front-End Sales Charges:

Front-end sales charges may be reduced by:

•	Rights of Accumulation. You may qualify for a reduced sales charge by aggregating the net asset value of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge. For example, if you already owned the Fund’s Class A Shares with a combined aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of the Quaker Strategic Growth Fund, another series of the Trust, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Funds.

•	Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to the Fund’s highest applicable sales load (5.50%) for the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any escrowed shares not needed to satisfy that charge would be released to you.

•	If you establish an LOI with Quaker Funds you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

You may need to provide your financial services firm or the Fund’s transfer agent with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above. In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction. You also must provide your financial services firm or the Fund’s transfer agent with information about eligible accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction. Additional information about sales charge reductions is available in the Fund’s Statement of Additional Information or from a broker or financial intermediary through which shares of the Fund are sold.

Please refer to the purchase application or consult with your financial services firm to take advantage of these purchase options.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  9

IV.	Shareholder Information

Additional information concerning sales load reductions is available in the Trust’s Statement of Additional Information. Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.

Front-end sales charges may be waived:

•	For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

•	For employees and employee-related accounts of the Adviser and sub-adviser, Trustees and affiliated persons of the Trust. Please see the Statement of Additional Information for details.

•	For large orders and purchases by eligible plans. Please see the Statement of Additional Information for details, including a description of the commissions Quasar may advance to dealers for these purchases.

You need to notify your financial services firm or the Fund’s transfer agent if you qualify for a waiver.

Sales Charge Schedules

Class A Shares are subject to a front-end sales charge at the time of purchase.

Class C Shares and Institutional Class Shares are not subject to a sales charge.

Front-End Sales Charges on Class A Shares for the Fund:

	Sales Charge	Sales Charge
	(as a % of	(as a % of net	Dealer
Amount Invested	offering price)	amount invested)	Re-allowance

Less than $50,000	5.50%	5.82%	5.00%

$50,000 to $99,999	4.75%	4.99%	4.25%

$100,000 to $249,999	3.75%	3.90%	3.25%

$250,000 to $499,999	2.75%	2.83%	2.50%

$500,000 to $999,999	2.00%	2.04%	1.75%

$1 million or more	1.00%	1.01%	0.75%

Class C Shares pay a 1.00% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of the Fund’s daily net assets attributable to Class C Shares.

12b-1 Distribution and Service Fees

•	The 12b-1 Plans adopted by the Trust for the Class A and Class C Shares permit the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

•	Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Revenue Sharing

The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust monitors these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to the Adviser to ensure that the level of such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Fund’s assets, the amount of any revenue sharing payment is determined by the Adviser.

Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Fund are prohibited from considering a broker-dealer’s sale of any of the Fund’s shares, in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.

Registration of Share Classes

Shares of the Fund have not been registered for sale outside of the United States. The Quaker Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. A fee may be assessed against your account for any payment check returned to the

10  QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of the Fund at any time.

How to Buy Shares

You can invest in the Fund by mail, wire transfer and through participating financial service professionals as set forth below. Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, the Trust will be unable to open your account. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund, toll free, at 800-220-8888.

In compliance with the USA Patriot Act of 2001, please note that U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 800-220-8888 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

Purchases through Financial Service Organizations

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or another financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner, in accordance with their customer agreements and this Prospectus.

Purchasing Shares by Mail

To purchase shares by mail, simply complete the account application included with this Prospectus, make a check payable to the Fund of your choice, and mail the account application and check to:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701

For Overnight or Special Delivery:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the offering price determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required

FOR MORE INFORMATION PLEASE CALL 800-220-8888  11

IV.	Shareholder Information

as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 pm Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4 p.m. Eastern time.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union. The Fund’s Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund, for any check payment returned to the Transfer Agent for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three (3) business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. The Fund also must withhold if the IRS instructs it to do so.

Frequent/Short-Term Trading or Market Timing

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Fund. The policies and procedures are described below.

The Fund is not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Fund and can raise the Fund’s expenses. The Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to

12  QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. The Fund’s investments in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in a Fund that holds significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices.

The Fund currently uses several methods to reduce the risk of market timing. These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Fund in monitoring and identifying market timing activity.

Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.

Some investors own their shares in the Fund through omnibus accounts at a financial institution. In such cases, the Fund may not know the identity of individual beneficial owners of the Fund’s shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares. However, the Fund reviews all trading activity on behalf of omnibus accounts. If any abuses are suspected, the Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy. The Fund may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares. The Fund’s ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

Preventive Measures

In the event that the Fund’s principal underwriter or financial intermediaries determine, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to the Fund or its shareholders, the Fund may, in its discretion, take one of the following steps to stop such activity: (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.

How to Sell Shares

You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Transfer Agent. Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.

The Fund has fair value pricing procedures in place. See “Fair Valuation.” By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Fund attempts to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

To Sell Shares by Mail

Redemption requests should be mailed via U.S. mail to:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701

or by overnight or special delivery to:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

FOR MORE INFORMATION PLEASE CALL 800-220-8888  13

IV.	Shareholder Information

3.	The signatures of all account owners exactly as they are registered on the account;

4.	Any required medallion signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.

Signature Guarantees.  A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

•	If ownership is changed on your account;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account application);

•	If a change of address request was received by the Trust or Transfer Agent within 15 days prior to the request for redemption;

•	When establishing certain services after the account is opened; and

•	For all redemptions of $25,000 or more.

In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees are designed to protect both you and the Trust from fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) and the NYSE, Inc. Medallion Signature Program (“MSP”). A notary public is not an acceptable signature guarantor.

To Sell Shares by Phone

You may redeem your shares in the Fund by calling the Fund at 800-220-8888 if you elected to use telephone redemption on your account application. Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account. Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system. Credit is usually available within 2 -3 days.

Involuntary Redemptions

Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000. With respect to involuntary redemptions:

•	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds.

•	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.

•	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

•	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.

How to Exchange Shares

Generally, you may exchange your shares of the Fund for the same share class of any other series of the Trust without incurring any additional sales charges. In addition, shareholders of Class A Shares of the Fund may exchange into Class A Shares of First American Prime Obligations Fund, and shareholders of Class C Shares of the Fund may exchange into Class C-A of First American Prime Obligations Fund without incurring any additional sales charges (Class A Shares and the Class C-A of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares.”)

Money Market Account shares are available only as an exchange option for Fund shareholders. Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load. Money Market Account shares are not offered by this Prospectus but are available through an arrangement between the Fund’s distributor and the First American Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

An exchange involves the simultaneous redemption of shares of the Fund and purchase of shares of another series of the Trust at the Fund’s and the series’ respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the series of the Trust to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

14  QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

Account Services

You may select the following account services on your purchase application, or at any time thereafter, in writing.

•	Dividend Reinvestment. Automatic, unless you direct that your dividends be mailed to you. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

•	Systematic Withdrawal Plan. For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually). The minimum is $100 per systematic withdrawal per payment. You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account. Instructions for establishing this service are included in the account application, or are available by calling the Trust. Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day. Credit for proceeds sent via the ACH network is available within 2-3 days. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty (60) days written notice or by a shareholder upon written notice to the Fund. Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

•	Automatic Investment Plan. You may order a specific dollar amount purchase of shares at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Fund at 800-220-8888.

Dividends and Tax Matters

Dividends and Distributions.  The Fund has elected and qualified, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund generally distributes to shareholders, at least annually, usually in December, substantially all of its net investment income and capital gains, if any, realized from sales of the Fund’s portfolio securities. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying A Dividend.” Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. If you invest in the Fund shortly before the record date of a taxable income dividend or capital gain distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations.  In general, if you are a taxable investor, the Fund’s distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  15

IV.	Shareholder Information

The Fund’s distributions and gains from the sale or exchange of the Fund’s shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Release of Portfolio Information

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available (i) in the Trust’s Statement of Additional Information, and (ii) on the Trust’s website at www.quakerfunds.com.

16  QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

[This page intentionally left blank]

V.	Financial Highlights

No financial information is presented for the Fund because it had not commenced operations prior to the date of this Prospectus.

18  QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

VI.	Privacy Notice

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I.	Information Collection

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities; and

•	Information we receive from third parties, such as credit bureaus, the IRS, and others.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II.	Information Use & Sharing with Third Parties

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our, or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III. Security Standards

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information. We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV.	Accuracy

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Funds, Inc., c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, WI 53202-52007.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  19

[This page is intentionally left blank]

HOW TO GET MORE INFORMATION
Additional information about the Fund’s investments is available in its annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s Statement of Additional Information (SAI) contains more detailed information on all aspects of the Fund. A current SAI, dated September 11, 2008, has been filed with the SEC and is incorporated by reference into this Prospectus.
To receive information without charge concerning the Fund or to request a copy of the SAI or the annual and semi-annual reports relating to the Fund, please contact the Trust at:
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888
A copy of your requested document(s) will be mailed to you within three days of your request.
The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.
Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260 QSGRTP 092008

THE QUAKER® INVESTMENT TRUST
Quaker Small-Cap Growth Tactical Allocation Fund
309 TECHNOLOGY DRIVE
MALVERN, PENNSYLVANIA 19355
(800) 220-8888
STATEMENT OF ADDITIONAL INFORMATION
September 11, 2008
          This Statement of Additional Information pertains to the Quaker Small-Cap Growth Tactical Allocation Fund (the “Fund”), which is a separate series of Quaker Investment Trust (the “Trust”), an open-end investment management company.
          This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Fund, dated September 11, 2008 (“Prospectus”). The Fund’s 2008 Annual Report to Shareholders is incorporated by reference in this Statement of Additional Information.
          You may obtain a copy of the Prospectus, the Annual Report to Shareholders and the Semi-Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201-0701, or by calling 800-220-8888.
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
Investment Company Act No.: 811-06260

i

ii

INVESTMENT OBJECTIVES AND STRATEGIES
The Trust is an open-end investment company. The Fund is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).
The investment objective and strategies of the Fund are described in the Prospectus under the “Risk and Return Summary” heading. Set forth below is additional information with respect to the investment policies of the Fund.
INVESTMENT POLICIES
In addition to the primary investment securities in which the Fund invests as set forth in the Prospectus, the Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this Statement of Additional Information:
          U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.
          Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.
          For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.
          Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission (“SEC”) currently considers certain lease obligations to be illiquid. See “Illiquid Investments” for a description of the Trust’s policies in this regard.

          U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety.
          Repurchase Agreements. In a Repurchase Agreement, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repurchase Agreements entered into by the Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repurchase Agreements with U.S. banks or qualifying broker/dealers, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repurchase Agreements or has proper evidence of book entry receipt of said securities.
          When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the investment adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund is not limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.
          Equity Securities. To the extent that such purchases do not conflict with the Fund’s principal investment objective(s), the Fund may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. The Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities (other than those acquired in units or attached to other securities). Stocks held in the portfolio of the Fund will generally be traded on either the New York Stock Exchange, American Stock Exchange or the NASDAQ over-the-counter market.
          Short-Term Investments. The Fund also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When the Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.
          Options. The Fund may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are; (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further, over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Fund will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. The Fund may invest not more than 10% of their total assets in options transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Fund may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Fund may only write (sell) “covered” options.
          Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

          The Fund may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are “in the money”) does not exceed 5% of the market value of the Fund’s total assets. Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.
          Money Market Instruments. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, a investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.
          Registered Investment Companies. The Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Fund may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below). Notwithstanding the limitations described above, the Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s investment adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of those investment companies.
          Real Estate Securities. The Fund may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.
          Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.
          Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the investment adviser, the Fund’s sub-adviser determines the liquidity of that Fund’s investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.
          Master-Feeder Option. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.
          iShares Funds. The Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund, and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of the Fund, iShares Trust and iShares, Inc. iShares Trust and iShares, Inc. are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as the American Stock Exchange and the New York Stock Exchange. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.
OTHER PERMISSIBLE INVESTMENTS
          Foreign Securities. Foreign securities means any security the issuer of which is (i) the government of a foreign country or of any political subdivision of a foreign country or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depositary receipts by residents of the United States, and (B) either (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents, (2) more than 50% of the assets of the issuer are located in the U.S., or (3) the business of the issuer is administered principally in the U.S. Foreign Securities include American Depository Receipts (ADRs).
          The Fund may invest up to 25% of its net assets in Foreign Securities.
INVESTMENT RESTRICTIONS
The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.
          Fundamental Investment Restrictions. As a matter of fundamental policy, the Fund is not allowed to:
(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);
(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;
(5) imits short sales to not more than 25% of the Fund’s total assets. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.
(6) make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities; and
(7) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) repurchase agreements collateralized by such obligations.
(8) the Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Non-Fundamental Investment Restrictions. The following investment limitation is not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund is not allowed to:
(1) invest more than 15% of its net assets in illiquid securities; for this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;
PORTFOLIO TURNOVER
Portfolio turnover rate is calculated by dividing the lesser of the Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be high. The Fund had not commenced operations as of the date of this SAI; therefore, there is no portfolio turnover information available.
High portfolio turnover in any year involves correspondingly higher brokerage commissions and transaction costs, which are borne by the Fund and will reduce its performance and could result in the payment by shareholders of larger taxable income and taxable capital gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.
VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Please see the Prospectus for more details regarding fair valuation of securities.
          Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the investment adviser and other pricing sources deemed relevant by the pricing agent.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of Quaker Funds, Inc. (the “Adviser”), sub-advisers, principal underwriter, administrator, or any employees thereof (collectively, the “Fund Representatives”). The Fund’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to their portfolio holdings, until such time as the information is made available to all shareholders or the general public.
          These policies and procedures are also applicable to the Fund Representatives. Pursuant to the policy, the Fund and the Fund Representatives are obligated to:
o	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

o	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

o	Adopt such safeguards and controls governing the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
          Any requests for departures from this policy from clients, or from other third parties, must be authorized by the Chief Compliance Officer prior to disclosure. In certain jurisdictions it is prohibited by law to make available to some shareholders the Fund’s underlying portfolio positions unless all shareholders receive the same information. Providing such information to selected recipients could assist a person or entity in late trading of the Fund’s shares or allow them to engage in other detrimental trading techniques such as front running or short selling of the portfolio securities in the Fund.
          There are general and other limited exceptions to this prohibition. Third parties that provide services to the Fund, such as trade execution measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Fund’s custodian, administrator, accountants/auditors and executing brokers, may also receive or have access to nonpublic Fund portfolio holdings information. These parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality and are required not to trade on such information. In addition, the Adviser, the sub-advisers and certain of their personnel have access to the Fund’s portfolio holdings in the course of providing advisory services to the Fund. Neither the Fund nor any affiliated entity receives compensation or other consideration by virtue of disclosure of the Fund’s portfolio holdings.
          Nonpublic portfolio information may be disclosed to other third parties provided that there is a legitimate business purpose for doing so and is approved by the Chief Compliance Officer and proper undertakings are obtained with respect to confidentiality and limited scope of use of the information.
          The Adviser’s/sub-advisers’ compliance staff conduct periodic reviews of compliance with the policy and, as appropriate, the Fund’s Chief Compliance Officer will report to the Board of Trustees regarding the operation of the policy, any material changes recommended as a result of such review and any material exceptions that have been granted under the policy, including an explanation of the legitimate business purpose that was served as a result of any such exception.
          The Fund also discloses its complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the first and third quarter ends of the Fund’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.
MANAGEMENT OF THE TRUST
BOARD OF TRUSTEES AND OFFICERS
The business of the Fund is supervised by the Board of Trustees, who may exercise all powers not required by statute, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), or the By-laws to be exercised by the shareholders. The Trustees stand in the position of fiduciaries to the Fund and its shareholders and, as such, they have a duty of due care and loyalty. The Trustees are responsible for managing the business and affairs of the Fund.
          When appropriate, the Board of Trustees will consider separately matters relating to the Fund or to any class of shares of the Fund. The Board of Trustees elects the officers of the Trust and retains various companies to carry out Fund operations, including the investment advisers, custodian, administrator and transfer agent.
          The following table provides information about the Trustees and officers of the Trust, including each person’s experience as a director or trustee of other funds as well as other recent professional experience.

Interested Trustees and Officers

		Serving as an		Number of
		Officer or		Portfolios
	Position(s) Held with	Trustee of the	Principal Occupation(s) During Past 5	Overseen by	Other Directorships
Name, Address and Age	the Trust	Trust Since	Years	Trustee	Held by Nominee(1)

Jeffry H. King, Sr.(2), (3) 309 Technology Drive Malvern, PA 19355 Age 65	Chairman of the Board Vice-Chairman of the Board Chief Executive Officer	June 1996 — Jan. 2005 and June 2007 — Present February 2005 — May 2007 June 1996 — Present	Chief Executive Officer, Quaker Funds, Inc. (June 1996-present); Registered Representative, Citco Mutual Fund Distributors, Inc. (2006-2007); Chairman, Citco Mutual Fund Services, Inc. (1999-2005); Registered Representative, Radnor Research & Trading Company, LLC; (2005-2006); Chairman and CEO, Quaker Securities Inc. (1990-2005).	7	Director, Fairview YMCA; Director, U.S. Navy League; U.S. Director, Philadelphia Stock Exchange

Laurie Keyes(3), (4) 309 Technology Drive Malvern, PA 19355 Age 58	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996-present).	7	None

Justin Brundage (5) 309 Technology Drive Malvern, PA 19355 Age 37	Secretary	Since Nov. 2006	Chief Operating Officer, Quaker Funds, Inc. (2005-present); Director of IT, Citco Mutual Fund Services, Inc (2003-2005); formerly Registered Representative, Quaker Securities (1995-2005).	None	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 43	Chief Compliance Officer and Trustee	Since March 2004	Chief Compliance Officer to Quaker Funds, Inc. (2003-present); Chief Compliance Officer for the Quaker Investment Trust (2004-present); formerly Chief Compliance Officer for the Penn Street Funds, Inc. (2004-2007); formerly Chief Compliance Officer for CRA Fund Advisors, Inc. and the Community Reinvestment Act Qualified Investment Trust (2004-2006).	None	None

Independent Trustees

Mark S. Singel 309 Technology Drive Malvern, PA 19355 Age 54	Trustee	Since Feb. 2002	President and Chief Executive Officer, The Winter Group (Governmental Affairs Management and Consulting firm) (2005-present); Managing Director, Public Affairs Management (lobbying firm) (2000-present); formerly Lieutenant Governor and Acting Governor of Pennsylvania (1987-2005).	7	None

Ambassador Adrian A. Basora (ret.) 309 Technology Drive Malvern, PA 19355 Age 70	Trustee	Since Feb. 2002	Senior Fellow, Foreign Policy Research Institute (2004-present); formerly, President of Eisenhower Fellowships (1996-2004).	7	None

James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 54	Trustee Lead Independent Trustee	Since Feb. 2002 Since Aug. 2007	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979-present).	7	Trustee, Ascendant Capital Partners (2007-Present)

		Serving as an		Number of
		Officer or		Portfolios
	Position(s) Held with	Trustee of the	Principal Occupation(s) During Past 5	Overseen by	Other Directorships
Name, Address and Age	the Trust	Trust Since	Years	Trustee	Held by Nominee(1)

Gary Edward Shugrue 309 Technology Drive Malvern, PA 19355 Age 54	Trustee	Since July 2008	Ascendant Capital Partners, President and Chief Investment Officer (2001-Present).	7	Director, BHR Institutional Funds Director, Ascendant Capital Partners (2007-Present)

Warren West 309 Technology Drive Malvern, PA 19355 Age 51	Trustee	Since Nov. 2003	President Greentree Brokerage Services, Inc. (1998-present).	7	None

Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 68	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer	Since Nov. 2005 Feb. 2002 — Jan., 2005	Chairman-Executive Committee, Technology Development Corp., (1997-present); President, Quaker Investment Trust (2002-2003); Affiliated Faculty, University of Pennsylvania (1978-present).	7	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.

	Trustee	Nov. 1996-Feb., 2002

(1)	Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Fund.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.

(5)	Mr. Brundage is the son of Ms. Keyes. Mr. Brundage is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Trust’s Secretary and a shareholder of the Fund’s Adviser.
     Ownership of Fund Shares by Trustees. Because the Fund had not commenced operations as of the date of this Statement of Additional Information, there is no Fund ownership information.
COMPENSATION OF TRUSTEES AND OFFICERS
          Compensation of Trustees. Each Independent Trustee receives compensation from the Fund. Interested Trustees are compensated by the Adviser, and do not directly receive compensation from the Fund. However, because Mr. King and Ms. Keyes are currently employed by the Adviser and have the right to share in the profits that the Adviser earns by managing the Fund, they may receive indirect compensation from the Fund. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust, plus reimbursement of any out-of-pocket expenses incurred in connection with attendance at Board meetings. The chairpersons of the Audit Committee and the Nominating Committee each receive an additional annual retainer of $20,000.
The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2008. The Trust has no pension or retirement benefits for any of the Trustees.

		Pension or		Compensation from
	Aggregate	Retirement Benefits	Total Estimated	the Fund(s) and
Name and	Compensation	Accrued as Part of	Annual Benefits	Fund Complex
Position(s) Held	from the Trust	Trust Expenses	upon Retirement	Paid to Trustees
David K. Downes(1)	$16,667(Retainer)	N/A	N/A	$16,667
Chairman Emeritus

Mark S. Singel	$25,000 (Retainer)	N/A	N/A	$47,000
Independent Trustee	$22,000 (Regular
	Board Meeting)

Amb. Adrian A. Basora	$25,000 (Retainer)	N/A	N/A	$43,000
Independent Trustee	$18,000 (Regular
	Board Meeting)

G. Michael Mara(2)	$25,000 (Retainer)	N/A	N/A	$47,000
Independent Trustee	$22,000 (Regular
	Board Meeting)

James R. Brinton(3)	$25,000 (Retainer)	N/A	N/A	$87,000
Lead Independent Trustee	$22,000 (Regular
	Board Meeting)
	$20,000 (Nominating
	Committee Meeting)
	$20,000 (Lead
	Independent Trustee)

Warren West	$25,000 (Retainer)	N/A	N/A	$42,000
Independent Trustee	$17,000 (Regular
	Board Meeting)

Jeffry H. King, Sr.	N/A	N/A	N/A	N/A
Chief Executive Officer, Chairman and Interested Trustee

Laurie Keyes	N/A	N/A	N/A	N/A
Treasurer and Interested Trustee

Everett T. Keech(4)	$25,000 (Retainer)	N/A	N/A	$67,000
Independent Trustee	$22,000 (Regular
	Board Meeting)
	$20,000 (Audit
	Committee Meeting)

Gary E. Shugrue(5)	N/A	N/A	N/A	N/A
Independent Trustee

(1)	In addition to the portion of the annual retainer received by Mr. Downes as described above, Mr. Downes was entitled to be reimbursed for (i) health insurance premiums paid by Mr. Downes with respect to a health care insurance policy coverage for Mr. Downes and his spouse; and (ii) amounts expended with respect to the lease of office space. For the fiscal year ended June 30, 2008, Mr. Downes received $1,099 in reimbursements for health insurance premiums. Mr. Downes resigned from the Quaker Board effective August 1, 2007 and accepted the title of Chairman Emeritus.

(2)	Mr. Mara resigned as an Independent Trustee of the Trust on June 30, 2008.

(3)	Effective August 9, 2007 Mr Brinton will serve as Lead Independent Trustee. As a result of these additional responsibilities, Mr. Brinton will receive an additional fee of $20,000 for his services as Lead Independent Trustee.

(4)	Mr. Keech resigned as a Trustee of the Trust on January 14, 2005 and rejoined the Board as an Independent Trustee in November 2005.

(5)	Mr. Shugrue was appointed an Independent Trustee of the Trust on July 1, 2008.
     Compensation of Officers. Timothy E. Richards, the Chief Compliance Officer of the Trust, is the only other officer of the Trust who receives compensation from the Trust. For the fiscal year ended June 30, 2008, Mr. Richards received $199,049 in compensation from the Trust.

COMMITTEES OF THE BOARD
During the fiscal year ended June 30, 2008, the Trust held 6 Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 75% of those committee meetings on which the Trustee serves as a member.
          There are two standing committees of the Board of Trustees: Audit Committee and Nominating Committee.
          Audit Committee. The members of the Audit Committee are: Messrs. Everett T. Keech (Chairperson of the Audit Committee), Adrian A. Basora, and Warren West. The Audit Committee operates pursuant to a charter adopted by the Board of Trustees. The purposes of the Audit Committee are to: (i) oversee the Fund’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Fund; (ii) oversee the Fund’s financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Fund’s independent registered public accountants (“independent auditors”); (iv) evaluate the independence of the Fund’s independent auditors; and (v) to report to the full Board of Trustees on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Fund’s shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met 3 times during the past fiscal year.
          Nominating Committee. The members of the Nominating Committee are: Messrs. James R. Brinton (Chairperson of the Nominating Committee), Gary E. Shugrue and Mark S. Singel, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the Securities Exchange Act of 1934, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board of Trustees. The purpose of the Nominating Committee is to recommend nominees for (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust, and (ii) consideration as an interested trustee by the full Board of Trustees of the Trust. The Nominating Committee for the Trust held 3 meetings during the past fiscal year.
          The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from the Adviser. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.
          The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust’s long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.
PRINCIPAL HOLDERS OF SECURITIES
The Trust’s officers and Trustees did not own any shares of any Class of the Fund and there are no shareholders of record holding 5% or more of the Fund because no shares of the Fund were outstanding as of the date of this Statement of Additional Information.
INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355. The Adviser is a Pennsylvania corporation and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Mr. King and Ms. Keyes, who are husband and wife, and Mr. Brundage, who is the son of Ms. Keyes and the stepson of Mr. King, currently collectively own 100% of the equity interests in the Adviser.
The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of sub-advisers, and performance monitoring. In addition, the Adviser furnishes periodic reports to the Board of Trustees of the Trust regarding the investment strategy and performance of the Fund. The Adviser employs a supporting staff of management personnel needed to provide the requisite services to the Fund and also furnishes the Fund with necessary office space, furnishings, and equipment. The Fund bears its own direct expenses such as legal, auditing and custodial fees.
          Advisory Fees. Pursuant to the Advisory Agreement, the Fund compensate the Adviser for these services by paying the Adviser an annual advisory fee of 1.00%, which includes the subadvisory fee, assessed against daily average net assets under management.
INVESTMENT SUB-ADVISER
The day-to-day investment management of the Fund rests with one or more sub-advisers hired by the Trust, on behalf of the Fund, with the assistance of the Adviser. The responsibility for overseeing the sub-advisers rests with the Adviser. Each sub-adviser is also responsible for the selection of brokers and dealers through whom transactions in the Fund’s portfolio investments will be effected. The following tables identify each sub-adviser and indicate the annual subadvisory fee that is paid out of the assets of the Fund. The fee is assessed against average daily net assets under management. The subadvisory fees that have been negotiated with the sub-adviser pursuant to its investment subadvisory agreement are set forth below.
The following firm currently serves as sub-advisers to the Fund:
Bjurman, Barry & Associates (“Bjurman”), located at 2049 Century Park East, Suite 2505, Los Angeles, CA 90067, serves as a sub-adviser to the Fund. Bjurman is registered with the SEC as an investment adviser pursuant to the Advisers Act of 1940, and specializes in equity management. Bjurman is currently wholly owned by O. Thomas Barry III and G. Andrew Bjurman, the directors of Bjurman. As of June 30, 2008, the firm had approximately $629.6 billion of assets under management. For its subadvisory services, Bjurman receives a fee, payable by the Adviser, of 0.50% of the Fund’s average daily net assets.
PORTFOLIO MANAGERS
The following provides information regarding the portfolio managers identified in the Fund’s prospectus: (1) the dollar range of the portfolio manager’s investments in the Fund; (2) a description of the portfolio manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.
Because the Fund had not commenced operations prior to the date of this Statement of Additional Information, the Fund shares were not available for purchase by the Fund’s portfolio managers.
Compensation of Portfolio Managers. The portfolio managers of the Adviser and sub-advisers are compensated in the following manner.
Bjurman compensates its investment professionals with a fixed salary, year-end profit sharing, bonus and account retention commissions. Bonuses are determined using subjective decisions by management based upon a number of factors, including term of employment, level of demonstrated effort and attitude. Account retention commissions are a specific percentage of the account fees paid to the portfolio account manager while the manager and account are still with Bjurman. Bjurman’s investment professionals may also receive an incentive bonus based upon an account’s performance, including the performance of the Fund. Incentive bonuses are paid as a specific percentage of the account fees when that account’s pre-tax annual returns are in the top quartile of the returns achieved by other managers having the same investment objective as the managed account. They are calculated using the top 25% of the universe provided by Effron-PSN for that investment style.
Other Managed Accounts of Portfolio Managers. In addition to the management of the Fund, the portfolio managers also manage other accounts as summarized below.

					Number of
					Accounts
					Where	Total Assets in
					Manager Fee	Accounts Where
					is Based on	Manager Fee is
Name of	Account	Number of		Total Assets in	Account	Based on Account
Portfolio Manager	Category	Accounts		Accounts	Performance	Performance
Stephen W. Shipman	Registered Investment Companies	3	(1)	$61.7 million(2)	0	$0

	Other Pooled Investment Vehicles	0		$0	0	$0

	Other Accounts	27		$43.8 million	10 (3)	$7.2 million(3)
O. Thomas Barry III	Registered Investment Companies	4	(1)	$362.7 million(2)	0	$0

	Other Pooled Investment Vehicles	0		$0	0	$0

	Other Accounts	15		$116.0 million	0	$0
G. Andrew Bjurman	Registered Investment Companies	0		$0	0	$0

	Other Pooled Investment Vehicles	0		$0	0	$0

	Other Accounts	17		$107.8 million	0	$0
Patrick T. Bradford	Registered Investment Companies	1		$5.1 million	0	$0

	Other Pooled Investment Vehicles	0		$0	0	$0

	Other Accounts	0		$0	0	$0
Roberto P. Wu	Registered Investment Companies	0		$0	0	$0

	Other Pooled Investment Vehicles	0		$0	0	$0

	Other Accounts	13		$4.8 million	0	$0

(1)	One account is co-managed by O. Thomas Barry III and Stephen W. Shipman.

(2)	Co-managed account totals $36.3 million, which is represented under both O. Thomas Barry III and Stephen W. Shipman

(3)	Stephen W. Shipman is responsible for the implementation and monitoring of the Small Cap Absolute Return Strategy (SCAR) and Multi-Cap Absolute Return Strategy (MCAR) accounts. These Strategies may be subject to a performance fee in addition to the annual management fee. The performance fee is calculated as follows: End of Year Balance — Beginning of Year Balance –Incurred Management Fee plus Adjustments for Additions or Withdrawals x .20.
     Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:
▪	The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of the Fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

▪	If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

▪	At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

▪	With respect to securities transactions for the funds, the Adviser/sub-advisers determine which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser/sub-adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/sub-adviser or their affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

▪	The appearance of a conflict of interest may arise where the Adviser/sub-adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
The Adviser/sub-adviser and the Fund have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.
Specific Conflicts of Interest
Adviser
The Adviser does not manage separate accounts. The Adviser’s sole business is that of investment adviser to the various series of the Trust. There are no business activities unrelated to the Adviser’s responsibilities as investment adviser to the various series of the Trust. There may exist conflicts relating to allocation of marketing and sales resources, as well as regulatory oversight amongst the Fund. For example, the Adviser may focus more marketing or sales resources on one or more portfolios for a specific period. Similarly, circumstances may require that the

Adviser allocate more compliance resources to the Fund during certain periods, particularly during the Fund’s annual advisory agreement renewal process or performance evaluation.
Bjurman manages other accounts that may have a long-only, diversified investment focus similar to one of its managed funds. The management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, Bjurman also manages two specialized investment strategies, the Small Cap Absolute Return Strategy and the Multi-Cap Absolute Return Strategy, where the advisory fee may be subject to a performance fee in addition to the annual management fee. Theses investment strategies are substantively different than the diversified portfolio strategies generally employed by Bjurman, and includes the use of short sales of Exchange Traded Funds (“ETFs)” and the execution of a separate and distinct selling discipline. The portfolios of these differing investment strategies may own the same security. A conflict of interest could arise between an account Bjurman manages that may have a performance based fee and the Fund. Bjurman endeavors at all times to manage all accounts in a fair and equitable manner by maintaining policies and procedures relating to allocation and brokerage practices. Bjurman seeks to manage mutual funds, separate accounts, wrap accounts and sub-advised accounts so as not to exceed its ability to actively and proficiently manage all accounts. In addition, Bjurman maintains a code of ethics, which, among other things, is designed to address conflicts of interest that may arise from the personal trading of Bjurman’s employees.
PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION
Distributor. Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s distributor. As the distributor, it has agreed to use reasonable efforts to distribute the Fund’s Class A, Class C Shares and Institutional Class Shares, as applicable. Quasar is a wholly owned subsidiary of US Bancorp and is affiliated with U.S. Bancorp Fund Services, LLC, the transfer agent for the Fund.
Pursuant to the Distribution Agreement between Quasar and the Trust, Quasar receives the sales load on sales of Class A and Class C Shares of the Fund and re-allows a portion of the sales load to broker-dealers. Quasar also receives the distribution fees payable pursuant to the Fund’s Rule 12b-1 Distribution Plans for Class A and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Fund. The Distribution Agreement may be terminated at any time upon 60 days’ written notice, without payment of a penalty, by Quasar, by vote of a majority of the outstanding class of voting securities of the Fund, or by vote of a majority of the Board of Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.
Pursuant to the Distribution Agreement, Quasar facilitates the registration of the Fund’s shares under state Blue Sky laws and assists in the sale of shares. The Fund’s shares are continuously offered by Quasar. Quasar is not obligated to sell any specific number of shares of the Fund but has undertaken to sell such shares on a best efforts basis.
Quasar from time to time may re-allow all or a portion of the sales charge on Class A Shares to individual selling dealers.
Distribution Plan (Rule 12b-1 Plans). The Trust has adopted distribution plans under Rule 12b-1 of the 1940 Act (the “Plans”), whereby each share class of the Fund other than the Institutional Class Shares may pay to Quasar, the Adviser and others a distribution fee in the amount of up to (i) 0.25% per annum of the average daily net asset value of Class A Shares of the Fund, and (ii) 0.75% per annum of the average daily net asset value of Class C Shares of the Fund..
The Plans permit the Fund to compensate Quasar, the Adviser and others in connection with activities intended to promote the sale of each class of shares of the Fund (except for Institutional Class Shares). Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Quasar in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) Raymond James Wrap Program; (xiii) consulting/research; (xiv) consulting/research fee; (xv) Class A Shares trailer commission; (xvi) Class C Shares debt servicing; (xvii) Class C Shares trailer commissions; and (xviii) other activities that are reasonably calculated to result in the sale of shares of the Fund.
A portion of the fees paid to Quasar, the Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of the Fund’s shares, may be paid as compensation for providing services to the Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of Quasar, such as services to the Fund’s shareholders; services providing the Fund with more efficient methods of offering shares to coherent groups of clients; members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.
The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of the Fund and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs that the Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of the Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” A Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding shares of the Class of shares of the Fund to which the Plan relates.
CUSTODIAN
Brown Brothers Harriman & Co. (“BBH&Co”), 40 Water Street, Boston, MA 02109, serves as the custodian for the Fund’s assets. As custodian, BBH&Co. acts as the depositary for the Fund’s assets, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as custodian. For its services to the Trust, BBH&Co. is paid a fee based on the net asset value of the Fund and is reimbursed by the Trust for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH&Co. and the Trust from time to time.
TRANSFER AGENT AND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC (“USB”), 615 E. Michigan St., 3rd Floor, Milwaukee, WI 53202-5207, serves as the Fund’s transfer, dividend paying, and shareholder servicing agent.
USB, subject to the supervision of the Board of Trustees, provides certain services pursuant to an agreement with the Trust (“Transfer Agent Servicing Agreement”). USB maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.
BBH&Co. serves as administrator to the Trust pursuant to a written agreement with the Trust. BBH&Co. supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreements. BBH&Co. is responsible for:

(a)	calculating the Fund’s net asset value;

(b)	preparing and maintaining the books and accounts specified in Rules 31a-1and 31a-2 of the 1940 Act;

(c)	preparing financial statements contained in reports to stockholders of the Fund;

(d)	preparing the Fund’s federal and state tax returns;

(e)	preparing reports and filings with the SEC; and

(f)	maintaining the Fund’s financial accounts and records.
     For its services to the Trust, the Trust pays BBH&Co. an annual fee, paid monthly, based on the aggregate average net assets of all the Trust’s series, as determined by valuations made as of the close of business at the end of the month. The Fund is charged its pro rata share of such expenses.
LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP, One Commerce Square, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, PA 19103, is the Independent Registered Public Accounting Firm for the Trust.
CODES OF ETHICS
Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act of, each Adviser/sub-adviser has adopted a Code of Ethics that applies to the personal trading activities of their employees. The Code of Ethics for each Adviser/sub-adviser establishes standards for personal securities transactions by employees covered under the Codes of Ethics. Under the Codes of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction that involves any actual or potential conflict of interest, or any abuse of an employee’s position of trust and responsibility.
The Codes of Ethics adopted by each Adviser/sub-adviser applies to it and its affiliates, and has been adopted by the Trust. All employees of Adviser/sub-advisers are prohibited from recommending securities transactions by the advised Fund(s) without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to the advised Fund to anyone unless it is properly within his or her duties to do so. Employees who are also deemed investment personnel under each Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Adviser/sub-adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are required to pre-clear with their local compliance officer transactions involving initial public offerings or private placements which present conflicts of interest with the Fund.
The Codes of Ethics adopted by the Adviser/sub-advisers are designed to ensure that access persons act in the interest of the Fund(s) for which they act as investment adviser with respect to any personal trading of securities. Under the Adviser’s/sub-advisers’ Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Fund(s) unless their proposed purchases are approved in advance.

The Adviser/sub-advisers have established under the Code of Ethics compliance procedures to review the personal securities transactions of their associated persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act.
The Fund’s principal underwriter also has adopted its own Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.
Copies of the Codes of Ethics are on file with and publicly available from the SEC.
PROXY VOTING POLICIES
The Boards of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the Fund to its Adviser/sub-adviser in accordance with the proxy voting policies adopted by the Adviser/sub-advisers. The proxy voting policies of each Adviser/sub-adviser is attached as exhibits to this Statement of Additional Information. Shareholders may obtain information about how the Fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30, without charge, upon request, by calling 800-220-8888 or by accessing the SEC’s website at www.sec.gov.
REPORTS TO SHAREHOLDERS
The fiscal year of the Trust ends on June 30. Shareholders of the Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent registered accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 or by calling 800-220-8888.
BROKERAGE ALLOCATION
The advisory/subadvisory agreements provide that the Adviser/sub-advisers shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of the Fund that they advise/sub-advise and, when applicable, the negotiation of commissions in connection therewith. The Trust has no obligations to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.
Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Adviser/sub-advisers in determining the overall reasonableness of brokerage commissions.
The Adviser and each sub-adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Trust and/or other accounts for which the Adviser/sub-adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser/sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser’s/sub-adviser’s overall responsibilities with respect to the Fund. In reaching such determination, the Adviser/sub-adviser will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. Research services provided by brokers to the Adviser/sub-adviser includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries.
The Adviser/sub-adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed “mark-up” or selling concession. The Adviser/sub-adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser/sub-adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Certain sub-advisers generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference in their cost in the security and its selling price, although in some instances, such sub-advisers may determine that better prices are available from non-principal market makers who are paid commissions directly.
The Adviser and the sub-advisers may aggregate sale and purchase orders for the Fund with similar orders made simultaneously for other clients of the sub-adviser. The Adviser/sub-adviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.
If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a sub-adviser’s clients are entered at approximately the same time on any day and are executed at different prices, the sub-adviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.
COMMISSION RECAPTURE
The sub-advisers maintain a commission recapture program with certain broker-dealers. Under that program, a percentage of commissions generated by the portfolio transactions for the Fund is rebated to the Fund by the broker-dealer and are used to offset the Fund’s total expenses. Participation in the program is voluntary and the sub-advisers receive no benefit from the recaptured commissions.
AFFILIATED TRANSACTIONS
When buying or selling securities, the sub-advisers may execute trades for the Fund with broker-dealers that are affiliated with the Trust, the Adviser, the sub-advisers or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board of Trustees. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which is reported to and reviewed by the Board of Trustees at least quarterly.
SHAREHOLDER INFORMATION
The Trust offers Class A, B, C and Institutional Class Shares. Class B Shares are only available through reinvested dividends and exchanges between the Class B Shares of another series of the Trust. Each Class involves different sales charges, features and expenses as described more fully in the Prospectus.
PURCHASES AND SALES THROUGH BROKERS
The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to receive orders on the Fund’s behalf. The Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order. Customer orders, in such cases, will be priced at the Fund’s net asset value per share next computed after they are received by an authorized broker or the broker-authorized designee. Investors who purchase shares on a load waived basis may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent that waives the front end load.

SALES CHARGE REDUCTIONS AND WAIVERS
The Fund’s Class A Shares are offered subject to the following sales charge schedule:

			Amount Reallowed to
	Sales Load (as % of	Sales Load (as % of Net	Dealers (as % of
Purchase Amount	Offering Price)	Amount Invested)	Offering Price)
up to $49,999	5.50%	5.82%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.25%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	1.00%	1.01%	0.75%
     Waivers of Front-End Sales Charges. Class A Shares Front-End Sales Charge Waivers. Front-end sales charges will not apply to purchases of Class A Shares by or through:
     1. Employees and employee related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust.
     2. Fee-based registered investment advisers for their clients, broker-dealers with wrap fee accounts, and registered investment advisers or brokers for their own accounts.
     3. Qualified retirement plan that places either (i) 100 or more participants or (ii) $300,000 or more of combined participants initial assets into the Trust’s Funds, in the aggregate.
     4. Fee-based Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.
     5. Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.
     6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.
     7. Insurance company separate accounts.
     8. Reinvestment of capital gains distributions and dividends.
     9. College savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with Quasar or any of its affiliates to perform advisory or administrative services.
     10. Companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer.
     11. Organizations described in Section 501(c)(3) of the Internal Revenue Code.
     12. Charitable remainder trusts.

     13. Certain tax qualified plans of administrators who have entered into a service agreement with Quasar or the Fund.
     14. Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Fund.
REDEEMING SHARES
Redemptions of the Fund’s shares will be made at net asset value (“NAV”). The Fund’s NAV is determined on days on which the New York Stock Exchange (“NYSE”) is open for trading, as discussed further below.
     Redemptions In-Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in-kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Trust. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.
NET ASSET VALUE, DIVIDENDS AND TAXES
     Net Asset Value. The Fund determines its net asset value each day the NYSE is open for trading. The NYSE is closed to observe the following holidays, in addition to Saturdays and Sundays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
     Portfolio securities, including ADR’s and options, which are traded on stock exchanges will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the counter market and listed on The NASDAQ Stock Market (“NASDAQ”) are normally valued at the NASDAQ Official Closing Price. Other over-the-counter market securities will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within 60 days of the valuation are valued at amortized cost which approximates market value. The other securities and assets of the Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities quoted in foreign currencies will be converted to U.S. dollar equivalents using prevailing market exchange rates.
     Suspension of the Determination of Net Asset Value. The Board of Trustees may suspend the determination of net asset value and, accordingly, redemptions for the Fund for the whole or any part of any period during which (i) the NYSE is closed (other than for customary weekend and holiday closings), (ii) trading on the NYSE is restricted, (iii) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) the SEC may by order permit for the protection of the holders of the Fund’s shares.
     Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

     Distributions of Capital Gains. The Fund may realize a capital gain or loss in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
     Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
     Investments in Foreign Securities.
     Effect of Foreign Withholding Taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you.
     Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.
     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognizes any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
     Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.
     Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as dividend income to the extent of such Fund’s earnings and profits.
     In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:
     (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;
     (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and
     (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.
     Excise Tax Distribution Requirements. A mutual fund, such as the Fund, is required to distribute its income and gains on a calendar year basis, regardless of fund’s fiscal year end as follows:
     Required Distributions. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
     Post-October Losses. Because the periods for measuring a mutual fund’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a mutual fund that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, the Fund is permitted to elect to treat net capital losses realized between November 1 and March 31 of each year (‘‘post-October loss”) as occurring on the first day of the following tax year.
     Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in-kind) are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.
     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
     Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise)

within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
     Deferral of basis – Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:
     IF:
o	In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o	You sell some or all of your original shares within 90 days of their purchase, and

o	You reinvest the sales proceeds in the Fund or in another Quaker Fund, and the sales charge that would otherwise apply is reduced or eliminated;
     THEN:
In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.
     U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on Fund investments in other certain obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
     Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.
     Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.
     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.
     After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations. The portion of dividends paid by the Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. If the Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.
     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.
     Investment in Complex Securities. The Fund may invest in complex securities (e.g., futures, options, short-sales, PFICs, etc.) that could be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.
     Derivatives. The Fund is permitted to invest in certain options and futures contracts to hedge the Fund’s portfolio or for other permissible purposes consistent with that Fund’s investment objective. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.
     Constructive Sales. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.
     Tax Straddles. The Fund’s investment in options and futures contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.
     Short sales and securities lending transactions. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.
     Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
     Backup Withholding. By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:
•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).
     The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.
     Non-U.S. Investors. Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons as to the United States should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
     In general. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.
     Capital Gain Dividends & Short-Term Capital Gain Dividends. In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.
     Interest-Related Dividends. Interest-related dividends paid by the Fund from qualified interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While the Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.
     Sunset Date for Short-Term Capital Gain Dividends and Interest-Related Dividends. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.
     Other. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.
     U.S. Estate Tax. A partial exemption from U.S. estate tax may apply to stock in the Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.

This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent.
     U.S. Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.
THIS DISCUSSION OF “NET ASSET VALUE, DIVIDENDS AND TAXES” IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN THE FUND.
PERFORMANCE INFORMATION
To obtain the Fund’s most current performance information, please visit www.quakerfunds.com.
Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate it performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.
DESCRIPTION OF SHARES
The Trust is an unincorporated business trust that was organized under The Commonwealth of Massachusetts on October 24, 1990, and operates as an open-end investment management company. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series, each of which relates to a separate portfolio of investments. The Trust presently has nine (9) series portfolios, each of which offers one or more classes of shares. The Fund is diversified, within the meaning of the 1940 Act. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares.
Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective class of the respective series on liquidation. Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The Fund does not generally issue certificates for shares purchased.
Each share outstanding entitles the holder to one vote. If the Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Trust is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16 (c) of the 1940 Act were applicable.
The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions, which are intended to mitigate such liability.
     Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Adviser, or expenses otherwise incurred in connection with the management of the investment of the Fund’s assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner, as it deems fair and equitable.
FINANCIAL STATEMENTS
The Fund’s audited financial statements will be included in the Trust’s Annual Report to Shareholders and will be incorporated by reference from the Annual Reports after the end of the Fund’s first fiscal year.

EXHIBITS
TO
QUAKER INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
Trust’s/sub-adviser’s Proxy Voting Policies and Procedures.

Quaker Investment Trust
Proxy Voting Policy and Procedures
GENERAL
     The Board of Trustees (“Board”) of the Quaker Investment Trust (“QIT”) has adopted the following policies and procedures (the “Policies and Procedures”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Proxy Voting Rule”) with respect to voting proxies relating to portfolio securities held by QIT’s investment portfolios (“Funds”).
     QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, we believe that the Fund’s portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.
     Consequently, it is the policy of QIT to delegate proxy voting responsibilities to Quaker Funds, Inc., (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”), subject to the Board’s continuing oversight. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.
     If the Adviser or Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Adviser’s Act of 19401, as amended, that adviser will be required to follow these Policies and Procedures.
GENERAL PROXY VOTING GUIDELINES
     QIT will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking”.
     In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds’ assets.
     QIT’s general guidelines as they relate to voting certain common proxy proposals are described below. As previously noted, the Adviser or Sub-Adviser to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For

[1]	Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case
     The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.
CONFLICTS OF INTEREST
     QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A “conflict of interest” shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT’s independence of judgment and action in voting the proxy.
     Since under normal circumstances the Adviser or Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies. QIT expects the Adviser and each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-Adviser may have.

RECEIPT OF PROXY VOTING PROCEDURES & PROXY VOTING RECORDS
•	At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

•	At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 7 hereof). With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a material conflict of interest, the Adviser or Sub-Adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

•	In the event the Adviser (if it has retained the authority to vote proxies on behalf of any fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide QIT with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Board in a letter to the Adviser or Sub-Adviser formally requiring compliance. Further, the deficiency will be specifically noted at the Adviser or Sub-Adviser contract renewal and shall be a factor the QIT Board takes into consideration during the renewal process.

•	Each quarter, the Chief Executive Officer of QIT shall report to the Board on proxy votes cast in the prior period by the Funds.
REVOCATION OF AUTHORITY TO VOTE
     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES, AND RECORD
     QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule. These include the following:
•	Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT’s website, SEC website, and toll free phone number).

•	Disclosure in the Fund’s Statement of Additional Information (“SAI”) the actual policies used to vote proxies.

•	Disclosure in shareholder reports and in the SAI that information regarding how a Fund’s proxies were voted during the most recent twelve-month period ended June 30 is available without charge and how such information can be obtained.
     QIT will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule. This voting record will also be made available to shareholders.

     QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.
MAINTENANCE OF PROXY VOTING RECORDS
     QIT’s administrator, Adviser, and Sub-Advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.
REVIEW OF PROXY VOTING POLICIES AND PROCEDURES
     The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-Advisers will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.
Dated: September 9, 2004

BJURMAN, BARRY & ASSOCIATES
POLICIES AND PROCEDURES
PROXY VOTING POLICY
RELEASE NO. IA-2106
www.sec.gov/rules/final/ia-2106.htm
Rule 206(4)-6 Advisers must adopt and implement written policies & procedures which are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, describe its policies & procedures to clients, and disclose to clients how they may obtain information on how the Adviser voted their proxies.
Bjurman, Barry & Associates (BB & A) seeks to avoid material conflicts of interests by using an Independent Third Party (“ITP”) service provider to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts. The voting process involves an assessment performed by the ITP service provider in accordance with the Voting Guidelines. BB & A reviews all proxies and the recommendations of the ITP service provider in formulating its vote, but the ultimate voting decision belongs to BB & A. In the event that BB & A votes against the ITP recommendations, documentation must be prepared to describe the basis for the decision and to substantiate that BB & A’s clients’ interests were not subrogated to its own.
PROCEDURES
     BB & A will maintain all documentation in accordance to record keeping requirements. Documentation shall include copies of the Voting Guidelines, records of votes cast on behalf of clients and supporting documentation relating to voting decision(s).
Each week, the BB & A will process respective proxies by downloading meeting notices. Senior Management then reviews the ITP service provider recommendations and in the event BB & A agrees with the recommendations and/or with company management, which concurs with recommendations, no further action is necessary. In the event BB & A does not vote in accordance with the ITP service provider recommendations, documentation must be prepared which provides client account numbers and a description of the decision for voting against the recommendations.
Client custodians for which BB & A has discretion to vote are notified at the time of account inception to provide ALL proxies and related information to the ITP service provider.
Any proxies received directly by BB & A will be forwarded to the ITP service provider, and if time sensitive, proxies may be e-mailed, faxed or sent via overnight delivery.
BB & A will attempt to forward an updated “Holdings” list to the ITP service provider on a daily basis but no less frequently than approximately every 30 days.
Each quarter BB & A receives a report by client which details the following information:

a)	Name of issuer

b)	Cusip Number

c)	Meeting date, brief description of Agenda

d)	The Vote cast

e)	Whether the vote was “For” or “Against” management
INVESTMENT COMPANY REQUIREMENTS
www.sec.gov/rules/final/33-8188.htm
Whereas BB & A serves as an Adviser to a public investment company, we will disclose in any applicable registration statement & SAI, the policies & procedures for proxy voting. Any requests for information will be fulfilled within (3 business days) and provide the voting information for the preceding 12 month period, beginning 7-1-XX through 6-30-XX.
In addition, Annual & Semi-Annual shareholder reports will include the following:
1)	Information on how to obtain voting information “free of charge” with a toll free #

2)	the website information (if applicable), and on the commissions’ website www.sec.gov.
BB & A will file Form N-PX with the Securities and Exchange Commission, no later than August 31st of each calendar year. This will contain the complete proxy voting record for the preceding 12 month period ended June, 30th respectively. Form N-PX must be signed by a principal(s) of the investment company and the filing must contain:
a)	Name of issuer, ticker symbol

b)	Cusip (if can be practically acquired)

c)	Meeting date, brief description of agenda

d)	Whether the topic(s) were proposed by issuer or security holder

e)	Whether a vote was cast, and the outcome of the vote was “For” or “Against” management

PART C
QUAKER INVESTMENT TRUST
FORM N-1A
OTHER INFORMATION
ITEM 23. EXHIBITS

(a)(1)	Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)

(a)(2)	Instrument Establishing and Designating Series and Classes, dated February 5, 2004.	(2)

(a)(3)	Instrument Establishing and Designating Series and Classes, dated October 20, 2006 .	(6)

(b)(1)	Amended and Restated Bylaws, dated August 29, 1996.	(1)

(b)(2)	Amendment to Bylaws, dated January 13, 2004.	(2)

(b)(3)	Amendment to Bylaws, dated March 10, 2005.	(5)

(c)(1)	Instrument Defining Rights of Security Holders as referenced in Article IV of the Amended and Restated Bylaws, dated August 29, 1996.	(1)

(c)(2)	Instrument Defining Rights of Security Holders as referenced in Article VI and Article X of the Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)

(d)(1)	Investment Advisory Agreement between the Quaker Investment Trust (the “Trust”) and Quaker Funds, Inc. (“QFI”), dated May 3, 2005.	(4)

(d)(2)	Amendment to the Investment Advisory Agreement between the Trust and QFI, dated August 22, 2008.	(11)

(d)(3)	Investment Subadvisory Agreement between QFI and DG Capital Management, Inc. on behalf of the Quaker Strategic Growth Fund, dated May 3, 2005.	(4)

(d)(4)	Investment Subadvisory Agreement between QFI and Knott Capital Management on behalf of the Quaker Capital Opportunities Fund, dated May 3, 2005.	(4)

(d)(5)	Amendment to the Investment Subadvisory Agreement between QFI and Knott Capital Management on behalf of the Quaker Capital Opportunities Fund, dated July 1, 2007.	(8)

(d)(6)	Investment Subadvisory Agreement between QFI and Sectoral Asset Management on behalf of the Quaker Biotech Pharma-Healthcare Fund, dated May 3, 2005.	(4)

(d)(7)	Amendment to the Investment Subadvisory Agreement between QFI and Sectoral Asset Management on behalf of the Quaker Biotech Pharma-Healthcare Fund, dated July 1, 2007.	(8)

(d)(8)	Investment Subadvisory Agreement between QFI and Global Capital Management on behalf of the Quaker Mid-Cap Value Fund, dated May 3, 2005.	(4)

(d)(9)	Investment Subadvisory Agreement between QFI and Aronson+Johnson+Ortiz on behalf of the Quaker Small-Cap Value Fund, dated May 3, 2005.	(4)

(d)(10)	Form of Investment Subadvisory Agreement between QFI and DG Capital Management on behalf of the Quaker Global Total Return Fund (formerly Quaker Global Growth Fund).	(6)

(d)(11)	Form of Investment Subadvisory Agreement between QFI and Bjurman, Barry & Associates on behalf of the Quaker Small-Cap Growth Tactical Allocation Fund (formerly the Quaker Small-Cap Growth Total Return Fund).	(11)

(e)(1)	Distribution Agreement between the Trust and Quasar Distributors, LLC, dated November 17, 2006.	(8)

(e)(2)	Amendment to the Distribution Agreement between the Trust and Quasar Distributors, LLC, dated January 1, 2007.	(8)

(e)(3)	Form of Amendment to the Distribution Agreement between the Trust and Quasar Distributors, LLC.	(11)

(f)	Not Applicable.

(g)	Custodian Agreement between the Trust and Brown Brothers Harriman & Co., dated August 11, 2006.	(7)

(h)(1)	Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(8)

(h)(2)	Administrative Agency Agreement between the Trust and Brown Brothers Harriman & Co., dated November 27, 2006.	(8)

(h)(3)	Amendment to the Administrative Agency Agreement between the Trust and Brown Brothers Harriman & Co., dated May 31, 2008.	(11)

(h)(4)	Blue Sky Compliance Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(8)

(i)(1)	Opinion of Counsel with respect to Institutional Shares of the Quaker Global Total Return Fund and Quaker Capital Opportunities Fund.	(10)

(i)(2)	Opinion of Counsel with respect to Class C Shares and Institutional Shares of the Quaker Core Value Fund.	(8)

(i)(3)	Opinion of Counsel with respect to the Quaker Global Total Return Fund (formerly the Quaker Global Growth Fund).	(6)

(i)(4)	Opinion of Counsel with respect to all other series.	(7)

(i)(5)	Opinion of Counsel with respect to the Quaker Small-Cap Growth Tactical Allocation Fund (formerly, the Quaker Small-Cap Growth Total Return Fund).	(11)

(j)(1)	Consent of independent registered public accounting firm.	*

(j)(2)	Consent of Counsel.	*

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	Form of Amended Plan of Distribution under Rule 12b-1 for Class A Shares of the Trust.	(8)

(m)(2)	Form of Amended Plan of Distribution under Rule 12b-1 for Class B Shares of the Trust.	(8)

(m)(3)	Form of Amended Plan of Distribution under Rule 12b-1 for Class C Shares of the Trust.	(8)

(n)	Amended Rule 18f-3 Multiple Class Expense Allocation Plan.	(9)

(o)	Reserved.

(p)(1)	Amended Code of Ethics for the Trust and Quaker Funds, Inc.	(3)

(p)(2)	Code of Ethics for Quasar Distributors, LLC.	(8)

(p)(3)	Amended Code of Ethics for Aronson+Johnson+Ortiz.	(8)

(p)(4)	Amended Code of Ethics for Knott Capital Management.	(8)

(p)(5)	Amended Code of Ethics for Global Capital Management.	(8)

(p)(6)	Amended Code of Ethics for Sectoral Asset Management.	(8)

(p)(7)	Amended Code of Ethics for DG Capital Management.	(8)

(p)(8)	Code of Ethics for Bjurman, Barry & Associates.	(11)

(q)	Power-of-Attorney.	(8)

*	Filed herewith.

(1)	Incorporated by reference to post effective amendment nos. 8/6 (File Nos. 33-38074 and 811-6260) (filed August 29, 1996).

(2)	Incorporated by reference to post effective amendment nos. 31/29 (File Nos. 33-38074 and 811-6260) (filed February 13, 2004).

(3)	Incorporated by reference to post effective amendment nos. 32/30 (File Nos. 33-38074 and 811-6260) (filed October 28, 2004).

(4)	Incorporated by reference to post effective amendment nos. 33/31 (File Nos. 33-38074 and 811-6260) (filed August 26, 2005).

(5)	Incorporated by reference to post effective amendment nos. 34/32 (File Nos. 33-38074 and 811-6260) (filed October 28, 2005).

(6)	Incorporated by reference to post effective amendment nos. 36/34 (File Nos. 33-38074 and 811-6260) (filed October 20, 2006).

(7)	Incorporated by reference to post effective amendment nos. 37/35 (File Nos. 33-38074 and 811-6260) (filed October 26, 2006).

(8)	Incorporated by reference to post effective amendment nos. 39/37 (File Nos. 33-38074 and 811-6260) (filed October 29, 2007).

(9)	Incorporated by reference to post effective amendment nos. 40/38 (File Nos. 33-38074 and 811-6260) (filed June 10, 2008).

(10)	Incorporated by reference to post effective amendment nos. 41/39 (File Nos. 33-38074 and 811-6260) (filed June 18, 2008).

(11)	Incorporated by reference to post-effective amendment nos. 42/40 (File Nos. 33-38074 and 811-6260) (filed September 3, 2008).
ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with any other person.
ITEM 25. INDEMNIFICATION
Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article VII, Sections 5.4 of the Registrant’s Declaration of Trust, Article XIV Section 8 of the Registrant’s Investment Advisory Agreement, Section 8(b) of the Registrant’s Administration Agreement, and Section (6) of the Registrant’s Distribution Agreements. The Trustees and officers of the Registrant and the personnel of the Registrant’s administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISORS
See the Prospectus, generally, and the Statement of Additional Information section entitled “Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser and Sub-Advisers to the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Adviser or Sub-Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Each Sub-Adviser currently serves as investment adviser to numerous institutional and individual clients.
ITEM 27. PRINCIPAL UNDERWRITERS
(a)	Quasar Distributors, LLC is the primary distributor of the Registrant’s shares.

(b)	Not applicable.

(c)	Not applicable.
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
Quaker Funds, Inc.
309 Technology Drive
Malvern, PA 19355
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

ITEM 29. MANAGEMENT SERVICES
The Registrant has not entered into any management related service contracts not discussed in Part A or B of this Registration Statement.
ITEM 30. UNDERTAKINGS
Not Applicable
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Quaker Investment Trust certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 43 to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Valley Forge, Commonwealth of Pennsylvania on the 11th day of September, 2008.
QUAKER INVESTMENT TRUST

By:	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment No. 43 to the registration statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

September 11, 2008
Jeffry H. King, Sr.	Chief Executive
Officer/Chairman and Trustee

September 11, 2008
Laurie Keyes	Treasurer and Trustee

September 11, 2008
Mark S. Singel	*Trustee

September 11, 2008
Adrian A. Basora	*Trustee

September 11, 2008
James R. Brinton	*Trustee

Signature	Title	Date

Gary E. Shugrue	Trustee

September 11, 2008
Warren West	*Trustee

Everett T. Keech	*Trustee	September 11, 2008

*By:	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Attorney-in-Fact
(Pursuant to Power of Attorney previously filed)
EXHIBIT INDEX
(j)(1) Consent of independent registered public accounting firm
(j)(2) Consent of Counsel